                                                                   EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

                                       CHAPTER 11

IN RE: ENRON        CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
CORP., ET AL.,      01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
DEBTORS             01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                    02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                    02-10232, 02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                    02-10743, 02-10747, 02-10748, 02-10751, 02-10755, 02-10757,
                    02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123,
                    02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824,
                    02-11884, 02-12104 , 02-12105, 02-12106, 02-12347,
                    02-12398, 02-12400, 02-12402, 02-12403, 02-12902, 02-13702,
                    02-13723, 02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                    02-16441, 02-16492


                             (JOINTLY ADMINISTERED)

                        MONTHLY OPERATING STATEMENT FOR
                       THE MONTH ENDED DECEMBER 31, 2002

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:  Enron Corp. et al.


                    THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:        March 7, 2003          By:     /s/ Raymond M. Bowen, Jr.
                                       --------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                               EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR DECEMBER 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through December 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                        Table 1
                                 Enron Debtors
                           Cash Activity Rollforward
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                                                                           Transfer to
                                                             Beginning   3rd Party  3rd Party      Net      Restricted  Ending
Debtor Company                                 Case No.        Balance   Receipts Disbursements Intercompany  Cash     Balance (c)
------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   5          -      $  -       $  -       $  -      $   5
Enron Corp.                                    01-16034            72          6       (61)       262          -        279
Enron North America Corp.                      01-16035           435        148        (9)        12          -        586
Enron Power Marketing, Inc.                    01-16036           305         67        (8)        (1)         -        363
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             1          -        (3)         2          -          -
Enron Energy Services Operations, Inc.         01-16040            78          5        (6)         6          -         83
Enron Energy Marketing Corp.                   01-16041             -          6         -         (6)         -          -
Enron Energy Services, Inc.                    01-16042           214         39        (7)         3          -        249
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             1          -         -          -          -          1
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -        (6)         6          -          -
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             2          -         -          -          -          2
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             6          1        (1)         -          -          6
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          1        (8)         7          -          -
Enron LNG Shipping Company                     02-10346             2          -         -          -          -          2
Enron Property & Services Corp.                02-10464             -          -        (3)         3          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613            23          -        (3)         1          -         21
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                 Enron Debtors
                     Cash Activity Rollforward - Continued
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                                                                           Transfer to
                                                             Beginning   3rd Party  3rd Party      Net      Restricted  Ending
Debtor Company                                 Case No.        Balance   Receipts Disbursements Intercompany  Cash     Balance (c)
------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824           254          -         -       (250)         -          4
EES Service Holdings, Inc                      02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          1        (1)         -          -          -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Co. LLC (a)        02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             3          -         -          -          -          3
                                                              -------------------------------------------------------------
Combined Debtor Entities                                       $1,401    $  274     $ (116)     $  45        $ -     $1,604
                                                              =============================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                      Enron Metals & Commodity Corp    $24
                      Enron Corp.                       92
                      Enron North America Corp.         77
                      Enron Power Marketing, Inc.       10
                      Smith Street Land Company         94
                      Enron Broadband Services, Inc.   151
                      Enron Energy Services, Inc.       59
                      Enron LNG Marketing LLC           31
                      Enron LNG Shipping Company        24
                      Calypso Pipeline, LLC              4
                                                      ----
                                                      $566
                                                      ====

                                                                        Table 2
                                 Enron Debtors
                         Tax Rollforward (Non-Payroll)
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                        Beginning                                      (Payments)       Ending
Debtor Company                          Case No.         Balance       Accruals       Intercompany       Refunds        Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $   (2)        $  (13)         $     15          $   -        $     -
Enron Corp.                             01-16034           (49)           548              (535)             -            (36)
Enron North America Corp.               01-16035            22            185              (185)             -             22
Enron Power Marketing, Inc.             01-16036           (14)           (88)              104              -              2
PBOG Corp.                              01-16037             -              -                 -              -              -
Smith Street Land Company               01-16038             2            (65)               65              -              2
Enron Broadband Services, Inc.          01-16039             3             (5)                4             (1)             1
Enron Energy Services Operations, Inc.  01-16040            (1)            (5)                2              -             (4)
Enron Energy Marketing Corp.            01-16041            (2)             3                (3)             -             (2)
Enron Energy Services, Inc.             01-16042            13             16               (16)            (1)            12
Enron Energy Services, LLC              01-16043             -              -                 -              -              -
Enron Transportation
  Services Company                      01-16044             1           (176)              176              -              1
BAM Leasing Company                     01-16045             -             (2)                2              -              -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -              -
Enron Gas Liquids, Inc.                 01-16048             -             (1)                1              -              -
Enron Global Markets LLC                01-16076             -             (1)                1              -              -
Enron Net Works L.L.C.                  01-16078             4             13               (16)             -              1
Enron Industrial Markets LLC            01-16080             -             (2)                2              -              -
Operational Energy Corp.                01-16109             -              -                 -              -              -
Enron Engineering &
  Construction Co.                      01-16110             -             (7)                7              -              -
Enron Engineering &
  Operational Services Co.              01-16111             -              -                 -              -              -
Garden State Paper Company LLC          01-16280             -              -                 -              -              -
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -              -
Tenant Services, Inc.                   01-16428             -              6                (7)             -             (1)
Enron Energy Information Solutions, Inc.01-16429             -              1                (1)             -              -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -              -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -              -
Enron Freight Markets Corp.             01-16467             -              -                 -              -              -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -              -
Enron Energy Services North America,
        Inc.                            02-10007             -              -                 -              -              -
Enron LNG Marketing LLC                 02-10038             -              -                 -              -              -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -              -
Enron Global LNG LLC                    02-10060             -             15               (15)             -              -
Enron International Fuel Management
     Company                            02-10061             -              -                 -              -              -
Enron Natural Gas Marketing Corp.       02-10132             1             (1)                1              -              1
ENA Upstream Company LLC                02-10232             -              -                 -              -              -
Enron Liquid Fuels, Inc.                02-10252            (1)             -                (1)             -             (2)
Enron LNG Shipping Company              02-10346             -              -                 -              -              -
Enron Property & Services Corp.         02-10464             -             (3)                3              -              -
Enron Capital & Trade Resources
  International Corp.                   02-10613             -              -                (1)             -             (1)
Enron Communication Leasing Corp.       02-10632             3             (1)                1              -              3
Enron Wind Corp. (b)                    02-10743
Enron Wind Systems, Inc. (b)            02-10747
Enron Wind Energy Systems Corp. (b)     02-10748
Enron Wind Maintenance Corp. (b)        02-10751
Enron Wind Constructors Corp. (b)       02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)  02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a) 02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a) 02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a) 02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)  02-10766

                           Continued on the next page

                                                                        Table 2
                                 Enron Debtors
                   Tax Rollforward (Non-Payroll) - Continued
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                        Beginning                                      (Payments)     Ending
Debtor Company                          Case No.         Balance       Accruals       Intercompany       Refunds      Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                    02-10939             -              -                 -              -           -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -           -
Enron  Methanol Company                 02-11239             -              -                 -              -           -
Enron Ventures Corp.                    02-11242             -              -                 -              -           -
Enron Mauritius Company                 02-11267             -              -                 -              -           -
Enron India Holding Ltd.                02-11268             -              -                 -              -           -
Offshore Power Production C.V.          02-11272             -              -                 -              -           -
The New Energy Trading Company          02-11824             -              -                 -              -           -
EES Service Holdings Inc.               02-11884             -             (3)                3              -           -
Enron Wind Development LLC
 (formerly Enron Wind Development
  Corp.) (a)                            02-12104
ZWHC, LLC (a)                           02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)            02-12106
Enron Reserve Acquisition Corp.         02-12347             -             (1)                -              -          (1)
EPC Estate Services, Inc.
 (formerly National Energy Production
    Corp.) (a)                          02-12398
Enron Power & Industrial
    Construction (a)                    02-12400
NEPCO Power Procurement Co. (a)         02-12402
NEPCO Services International, Inc. (a)  02-12403
San Juan Gas Company, Inc.              02-12902             -              -                 -              -           -
EBF, LLC                                02-13702             -             (1)                1              -           -
Zond Minnesota Construction Company
    LLC (a)                             02-13723
Enron Fuels International, Inc.         02-14046             -              -                 -              -           -
E Power Holdings Corp.                  02-14632             -              -                 -              -           -
EFS Construction Management
    Services, Inc.                      02-14885             -              -                 -              -           -
Enron Management Inc.                   02-14977             1             (1)                1              -           1
Enron Expat Services, Inc.              02-15716             -              -                 -              -           -
Artemis Associates, LLC                 02-16441             -              -                 -              -           -
Clinton Energy Management Services,
    Inc.                                02-16492            (2)             2                 1              -           1
                                                           ----------------------------------------------------------------
Combined Debtor Entities                                   $ (21)       $ 413            $ (3           $   (2)     $    -
                                                           ================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                        Table 3
                                 Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                            As of December 31, 2002
                                 (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -      $   -
Enron Corp.                                    01-16034             2          -         -          4         91         97
Enron North America Corp.                      01-16035             -          -         -          -          -          -
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          -          -          -
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             7          -         -          -          -          7
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             5          -         -          2          -          7
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.  (b)                          02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp.  (b)              02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                        Table 3

                                 Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                            As of December 31, 2002
                                 (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                  02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production Corp.)
 (a)                                           02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp                          02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
                                                                -----------------------------------------------------------
Combined Debtor Entities                                          $14      $   -        $   -        $ 6     $ 91     $ 111
                                                                ===========================================================

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766)

                                                                        Table 4
                       Receivables Aging - Non-Commodity
                            As of December 31, 2002
                                 (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -      $   -
Enron Corp.                                    01-16034             6          2         1        300          2        311
Enron North America Corp.                      01-16035             -          2         -         28          -         30
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         37        (32)         5
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          2          2
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         13         13
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          1          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             2          -         -          3          -          5
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1         (1)         -
Enron Engineering & Construction Co.           01-16110             -          -         -          5         (5)         -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         13         13
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          5          5
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          5         (5)         -
Enron Energy Services North America, Inc.      02-10007             -          -         -          8          -          8
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         1          7          -          8
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                             Continued on next page

                                                                        Table 4

                            As of December 31, 2002
                                 (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production Corp.)
   (a)                                         02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          4         (3)         1
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
Enron Construction Management Services, Inc.   02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
                                                                -----------------------------------------------------------
Combined Debtor Entities                                          $ 8      $   4      $  2       $ 398    $   (6)     $ 406
                                                                ===========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
         02-10766).

                                                                        Table 5
                                 Enron Debtors
                    Receivables Rollforward - Non-Commodity
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -        $   -        $   -           $  -           $   -
Enron Corp.                                    01-16034           329           18           (4)           (32)            311
Enron North America Corp.                      01-16035            33            -            -             (3)             30
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039             4            -            -              1               5
Enron Energy Services Operations, Inc.         01-16040             2            -            -              -               2
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            13            -            -              -              13
Enron Energy Services, LLC                     01-16043             4            -            -             (4)              -
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -            (41)              -
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             1            3            -              1               5
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -             (1)              -
Enron Engineering & Construction Co.           01-16110             -            -            -              -               -
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280            13            -            -              -              13
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             5            -            -              -               5
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             -            -            -              -               -
Enron Energy Services North America, Inc.      02-10007             8            -            -              -               8
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             8            -            -              -               8
Enron Capital & Trade Resources
   International Corp.                         02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                        Table 5

                                 Enron Debtors
              Receivables Rollforward - Non-Commodity - Continued
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             1            -            -              -               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)
 (a)                                           02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -            -            -              1               1
EBF, LLC                                       02-13702             -            -            -              -               -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -            -            -              -               -
E Power Holdings Corp.                         02-14632             -            -            -              -               -
Enron Construction Management Services, Inc.   02-14885             -            -            -              -               -
Enron Management, Inc.                         02-14977             -            -            -              -               -
Enron Expat Services, Inc.                     02-15716             -            -            -              -               -
Artemis Associates, LLC                        02-16441             -            -            -              -               -
Clinton Energy Management Services, Inc.       02-16492             -            -            -              -               -
                                                                ---------------------------------------------------------------
Combined Debtor Entities                                        $ 467        $  21        $  (4)         $ (78)         $  406
                                                                ===============================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                        Table 6
                                 Enron Debtors
                       Commodity Receivables and Payables
                            As of December 31, 2002
                                 (In Millions)

Debtor Company                                 Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     1               $    7
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                       13                   40
Enron Power Marketing, Inc.                    01-16036                       10                    -
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                       34                  308
Enron Energy Marketing Corp.                   01-16041                       33                   38
Enron Energy Services, Inc.                    01-16042                      382                  202
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                        1                    7
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        2                   18
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                        -                   30
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        -                    -
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                       31                   66
Enron Liquid Fuels, Inc.                       02-10252                        -                    -
Enron LNG Shipping Company                     02-10346                        -                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       82                  137
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                        Table 6

                                 Enron Debtors
                 Commodity Receivables and Payables - Continued
                            As of December 31, 2002
                                 (In Millions)

Debtor Company                                 Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                        -                    -
ZWHC, LLC (a)                                  02-12105                        -                    -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                        -                    -
Enron Reserve Acquisition Corp. (b)            02-12347                        -                    -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)
  (a)                                          02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                       33                    2
E Power Holdings Corp.                         02-14632                        -                    -
Enron Construction Management, Inc.            02-14885                        -                    -
Enron Management, Inc.                         04-14977                        -                    -
Enron Expat Services, Inc.                     02-15716                        -                    -
Artemis Associates, LLC                        02-16441                        -                    -
Clinton Energy Management Services, Inc.       02-16492                        -                    1
                                                                         ----------------------------
Combined Debtor Entities                                                 $   622               $  856
                                                                         ============================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                        Table 7
                                 Enron Entities
                               Asset Dispositions
                     For the Month Ended December 31, 2002
                                 (In Millions)

                                                                        Asset                       Book
Company                                Date Closed                   Description                    Value    Proceeds
---------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
Smith Street Land Company                 12/30/02      Sale of Enron Center South building.        $364        $ 82

Enron North America Corp.                 12/05/02      Sale of certain coal-related assets.           2           6

Non-Debtor Companies
--------------------
ECT Europe Finance, Inc.                 12/03/02       Sale of Conchango, a technology
                                                        consulting company that focuses
                                                        on eBusiness.                                  2           1

Joint Energy Development Investments II  12/05/02       Sale of certain coal-related assets.           4           7

Enron Net Works Investments, LLC         12/09/02       Sale of Pentasafe, a venture capital
                                                        investment in a Houston-based security
                                                        software developer.                            2           4

Enron Facility Services, Inc.            12/31/02       Sale of Limbach Facility Services.           140          78
